                                                                      EXHIBIT 99


INVESTOR RELATIONS CONTACT:                            MEDIA RELATIONS CONTACT:
Neil Yekell                                            Arch Currid
(713) 918-4233                                         (713) 918-3236
neil_yekell@bmc.com                                    arch_currid@bmc.com


BMC SOFTWARE EXCEEDS SECOND QUARTER EARNINGS AND REVENUE ESTIMATES

     Remedy(R) and Key Distributed Systems Businesses Report Strong Results

         HOUSTON -- (October 30, 2003) -- BMC Software, Inc. [NYSE: BMC] today announced financial results for its fiscal 2004 second quarter ended September 30, 2003.

         BMC Software's net earnings excluding special items for the second quarter of fiscal 2004 were $22.2 million, or $0.10 per diluted common share, which compares to net earnings excluding special items of $19.3 million, or $0.08 per share in the second quarter of fiscal 2003. This exceeds the $0.04 to $0.06 per share range that the company provided in July and the current analyst consensus estimate of $0.05 per share. The fiscal 2004 second quarter net loss on a GAAP basis was $13.2 million, or a loss of $0.06 per share, which compares to net earnings of $10.1 million, or $0.04 per share, in the second quarter of fiscal 2003. Included in the financial tables is a reconciliation of results excluding special items and GAAP results.

         "I am pleased with our results in the second quarter as we exceeded our earnings per share and revenue estimates. Our PATROL(R) and Distributed Systems Data Management product lines both reported sequential and year-over-year license revenue growth," said Bob Beauchamp, president and CEO, BMC Software. "Our Remedy business is outperforming our revenue and earnings expectations quarter after quarter and has been a significant contributor to our bottom line. Remedy is an integral piece of our Business Service Management (BSM) strategy that is continuing to gain momentum as customers and partners alike recognize its value."

         Total revenues in the second quarter of fiscal 2004 were $333.8 million, an increase of 15 percent compared to the same quarter of fiscal 2003. Total license revenues in the quarter were $124.7 million, an increase of 4 percent compared to the same quarter of fiscal 2003. Maintenance revenues were $188.2 million, an increase of 25 percent, compared to the same quarter of fiscal 2003. Professional services revenues were $20.9 million, an increase of 5 percent compared to the same quarter last year. Operating expenses, excluding $15.3 million of amortization of intangibles and $34.4 million related to restructuring efforts, were $320.8 million, compared to $281.5 million in the same quarter of fiscal 2003. These results include Remedy's operations in the second quarter of fiscal 2004. Total revenues for Remedy in the second quarter were $60.3 million and expenses were $39.2 million, excluding $12.0 million of amortization of intangibles.

         BMC Software maintained its strong financial position with cash flow from operations in the quarter of $34.1 million, including $18.5 million in restructuring charges. At quarter-end, the cash and marketable securities balance was $1.04 billion and the total deferred revenue balance was $1.14 billion.

         BMC Software continued its stock repurchase program by spending $30 million to repurchase 2.1 million shares during the second fiscal quarter. Approximately $387 million remains in this program.

BMC SOFTWARE EXCEEDS SECOND QUARTER EARNINGS AND REVENUE ESTIMATES /PAGE 2

                  SECOND QUARTER FY04 BUSINESS SEGMENT RESULTS

                                       Q2 LICENSE   PERCENT GROWTH    PERCENT GROWTH
                                        REVENUES      VS. Q2FY03       VS. Q1FY04
                                      (IN MILLIONS)     (Y/Y)         (SEQUENTIAL)
                                      ------------   ------------     --------------
        Data Management - D/S         $       11.6              7%              24%
        Data Management - Mainframe           34.5            (20)%             34%
                                      ------------   ------------     ------------

Enterprise Data Management                    46.1            (15)%             31%
                                      ------------   ------------     ------------
       Scheduling & Output Mgmt               12.5            (18)%             (5)%
       MAINVIEW(R)                            10.8            (47)%             10%
       PATROL                                 30.1              9%              19%
                                      ------------   ------------     ------------
Enterprise Systems Management                 53.4            (16)%             11%
                                      ------------   ------------     ------------
Remedy                                        23.1           N/A*               11%
                                      ------------   ------------     ------------
Security & Other                               2.1            (30)%            (40)%
                                      ============   ============     ============

TOTAL LICENSE REVENUES                $      124.7              4%              16%
                                      ============   ============     ============

*Remedy was acquired in November 2002.

         RESTRUCTURING UPDATE

         The restructuring effort that the company announced in July is proceeding as planned. The company continues to expect that the restructuring will result in annual cost savings of $100 million to $120 million. The charges related to the restructuring were $34.4 million in the second quarter and were primarily associated with personnel related actions. BMC Software expects a $68 million to $73 million charge in the third quarter as downsizing and disposition of its facilities worldwide are completed.

         THIRD QUARTER AND FISCAL 2004 GUIDANCE

         BMC Software expects high single digit revenue growth in the third quarter compared to the second quarter and earnings per share excluding special items to be in the $0.15 to $0.20 range. For fiscal 2004, the company is raising its guidance for earnings per share excluding special items to be in the $0.48 to $0.53 range.

         Third quarter estimates do not include an estimated $0.05 per share of amortization of acquired technology and intangibles, and an estimated $0.20 to $0.21 per share related to restructuring charges.

         Fiscal 2004 estimates do not include an estimated $0.19 of amortization of acquired technology and intangibles, and an estimated $0.30 to $0.31 per share related to restructuring charges.

         BMC Software maintains its cash flow from operations guidance for fiscal 2004 to be in the $340 million to $390 million range.

BMC SOFTWARE EXCEEDS SECOND QUARTER EARNINGS AND REVENUE ESTIMATES /PAGE 3

         A CONFERENCE CALL TO DISCUSS SECOND QUARTER RESULTS IS SCHEDULED FOR TODAY AT 11:00 A.M. CST. THOSE INTERESTED IN PARTICIPATING MAY CALL (719) 457-2641 AND USE THE PASSCODE BMC. TO ACCESS A REPLAY OF THE CONFERENCE CALL, WHICH WILL BE AVAILABLE FOR ONE WEEK, DIAL (719) 457-0820 AND USE THE PASSCODE BMC. A LIVE WEBCAST OF THE CONFERENCE CALL AND PRESENTATION WILL BE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.BMC.COM/INVESTORS. A REPLAY OF THE WEBCAST WILL BE AVAILABLE WITHIN 24 HOURS AND ARCHIVED ON THE WEBSITE FOR 90 DAYS.

         NON-GAAP FINANCIAL MEASURES

         This press release includes financial measures for net earnings, earnings per share (EPS) and operating expenses that exclude certain charges and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). A detailed reconciliation between the GAAP results and results excluding special items (non-GAAP) is included with the financial tables accompanying this press release. BMC Software has provided these non-GAAP measures in its press releases reporting historical financial results because the company believes these measures provide a consistent basis for comparison between quarters, as they are not influenced by certain non-cash or non-recurring expenses and are therefore useful to investors in helping them understand the financial condition of BMC Software by focusing on the performance of its core operations. Management uses these non-GAAP financial measures internally to evaluate the company's performance and as a key variable in determining management compensation. These non-GAAP measures should not be considered an alternative to GAAP, and these non-GAAP measures may not be comparable to information provided by other companies.

         ABOUT BMC SOFTWARE

         BMC Software, Inc. [NYSE:BMC], is a leading provider of enterprise management solutions that empower companies to manage their IT infrastructure from a business perspective. Delivering Business Service Management, BMC Software solutions span enterprise systems, applications, databases and service management. Founded in 1980, BMC Software has offices worldwide and fiscal 2003 revenues of more than $1.3 billion. For more information about BMC Software, visit www.bmc.com.

         This news release contains both historical information and forward-looking information. Statements of plans, objectives, strategies and expectations for future operations and results, identified by words such as "believe," "anticipate," "expect" and "guidance" are forward-looking statements. Numerous important factors affect BMC Software's operating results and could cause BMC Software's actual results to differ materially from the results indicated by this press release or by any other forward-looking statements made by, or on behalf of, BMC Software, and there can be no assurance that future results will meet expectations, estimates or projections. These factors include, but are not limited to, the following: 1) uncertainty regarding future economic conditions worldwide may continue to affect the overall demand for software and services and any worsening of significant economies could result in decreased revenues or lower revenue growth rates; 2) BMC Software's revenues and earnings are subject to a number of factors, including the significant percentage of quarterly sales typically closed at the end of each quarter,

BMC SOFTWARE EXCEEDS SECOND QUARTER EARNINGS AND REVENUE ESTIMATES /PAGE 5


that make estimation of operating results prior to the end of a quarter extremely uncertain; 3) BMC Software's operating costs and expenses are relatively fixed over the short term; 4) increased competition and pricing pressures could adversely affect BMC Software's earnings; 5) growth in BMC Software's mainframe revenues is dependent on demand for significant additional mainframe MIPS capacity; 6) BMC Software's maintenance revenue could decline if maintenance renewal rates decline or if license revenues do not grow; 7) new software products and product strategies may not be timely introduced or successfully adopted; 8) BMC Software's quarterly cash flow from operations is and has been volatile and is dependent upon a number of factors described in BMC Software's filings with the SEC; 9) the additional risks and important factors described in BMC Software's quarterly reports on Form 10-Q and in its Annual Report to Stockholders on Form 10-K for the fiscal year ended March 31, 2003 and other filings with the SEC. BMC Software undertakes no obligation to update information contained in this release.

                                       ###

BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. All other trademarks or registered trademarks belong to their respective companies.
(C) 2003, BMC Software, Inc. All rights reserved.

BMC Software Exceeds Second Quarter Earnings and Revenue Estimates
Page 5

                      BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                  (UNAUDITED)


                                                                  Three Months Ended
                                                                    September 30,
                                                             ----------------------------
                                                                Fiscal           Fiscal           %
                                                                 2003             2004          Change
                                                             ------------    ------------    -------------
                                                                         (In millions, except
                                                                            per share data)
Revenues:
        License                                              $      120.4    $      124.7               4%
        Maintenance                                                 150.9           188.2              25%
        Professional services                                        19.9            20.9               5%
                                                             ------------    ------------
              Total revenues                                        291.2           333.8              15%
                                                             ------------    ------------

Selling and marketing expenses                                      112.8           140.2              24%
Research, development and support expenses                          112.4           147.1              31%
Cost of professional services                                        20.9            20.0              -4%
General and administrative expenses                                  35.4            47.9              35%
Amortization of acquired technology & intangibles                    12.4            15.3              23%
Merger-related costs & compensation charges                           0.3              --            -100%
                                                             ------------    ------------
              Total operating expenses                              294.2           370.5              26%
                                                             ------------    ------------
              Operating loss                                         (3.0)          (36.7)            n/m
Other income, net                                                    17.1            17.8               4%
                                                             ------------    ------------
              Earnings (loss) before income taxes                    14.1           (18.9)            n/m
Income tax provision (benefit)                                        4.0            (5.7)            n/m
                                                             ------------    ------------
              Net earnings (loss)                            $       10.1    $      (13.2)            n/m
                                                             ============    ============

Diluted earnings (loss) per share                            $       0.04    $      (0.06)            n/m
                                                             ============    ============

Shares used in computing diluted earnings (loss) per share          239.8           227.1              -5%
                                                             ============    ============

BMC Software Exceeds Second Quarter Earnings and Revenue Estimates
Page 6


                             BMC SOFTWARE, INC. AND SUBSIDIARIES
                                  STATEMENTS OF OPERATIONS

                                         (UNAUDITED)


                                                                      Six Months Ended
                                                                        September 30,
                                                               ------------------------------
                                                                 Fiscal            Fiscal              %
                                                                  2003              2004             Change
                                                               ------------      ------------      ------------
                                                                    (In millions, except
                                                                       per share data)

Revenues:
        License                                                $      256.4      $      232.3                -9%
        Maintenance                                                   300.6             371.7                24%
        Professional services                                          39.4              39.7                 1%
                                                               ------------      ------------
              Total revenues                                          596.4             643.7                 8%
                                                               ------------      ------------

Selling and marketing expenses                                        232.3             278.1                20%
Research, development and support expenses                            230.6             274.4                19%
Cost of professional services                                          42.3              39.0                -8%
General and administrative expenses                                    71.4              85.2                19%
Amortization of acquired technology & intangibles                      24.8              30.9                25%
Merger-related costs, compensation and other                            0.8                --              -100%
                                                               ------------      ------------
              Total operating expenses                                602.2             707.6                18%
                                                               ------------      ------------
              Operating loss                                           (5.8)            (63.9)              n/m
Other income, net                                                      26.6              38.6                45%
                                                               ------------      ------------
              Earnings (loss) before income taxes                      20.8             (25.3)              n/m
Income tax provision (benefit)                                          5.5              (6.0)              n/m
                                                               ------------      ------------
              Net earnings (loss)                              $       15.3      $      (19.3)              n/m
                                                               ============      ============

Diluted earnings (loss) per share                              $       0.06      $      (0.08)              n/m
                                                               ============      ============

Shares used in computing diluted earnings (loss) per share            241.2             228.3                -5%
                                                               ============      ============

BMC Software Exceeds Second Quarter Earnings and Revenue Estimates
Page 7

              BMC SOFTWARE, INC. AND SUBSIDIARIES
                  CONSOLIDATED BALANCE SHEETS


                                                        March 31,       September 30,
                                                          2003              2003
                                                       ------------     -------------
                                                                          (Unaudited)

                                                              (In millions)
Current Assets:
       Cash and cash equivalents                       $      500.1     $      391.4(a)
       Marketable securities                                  151.7            296.2(a)
       Trade accounts receivable, net                         186.4            144.0
       Current trade finance receivables, net                 154.4            103.0
       Other current assets                                   105.6            110.2
                                                       ------------     ------------
            Total current assets                            1,098.2          1,044.8

Property and equipment, net                                   408.4            400.5
Software development costs and related assets, net            192.7            169.6
Long-term marketable securities                               363.5            351.9(a)
Long-term finance receivables, net                            175.9            122.0
Acquired technology, goodwill and intangibles, net            527.9            499.6
Other long-term assets                                         78.9             98.8
                                                       ------------     ------------

                                                       $    2,845.5     $    2,687.2
                                                       ============     ============

Current liabilities:
       Accounts payable and accrued liabilities        $      277.2     $      236.9
       Current portion of deferred revenue                    561.6            582.3
                                                       ------------     ------------
            Total current liabilities                         838.8            819.2

Long-term deferred revenue                                    607.1            555.2
Other long-term liabilities                                    16.2             23.9

Total stockholders' equity                                  1,383.4          1,288.9
                                                       ------------     ------------

                                                       $    2,845.5     $    2,687.2
                                                       ============     ============

(a) Total cash and marketable securities are $1,039.5 at September 30, 2003.

BMC Software Exceeds Second Quarter Earnings and Revenue Estimates
Page 8



                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)


                                                                                       Six Months Ended
                                                                                        September 30,
                                                                               ------------------------------
                                                                                 Fiscal             Fiscal
                                                                                  2003               2004
                                                                               ------------      ------------

                                                                                       (In millions)

Cash flows from operating activities:
 Net earnings (loss)                                                           $       15.3      $      (19.3)
 Adjustments to reconcile net earnings (loss) to net cash
    provided by operating activities:
      Accrued restructuring and severance costs                                         0.5               9.1
      Merger-related costs and compensation charges                                     0.6                --
      Depreciation and amortization                                                   101.2             127.9
      Incremental depreciation on facilities to be exited                                --               6.8
      (Gain) loss on marketable securities                                              6.3              (0.2)
      Earned portion of restricted stock compensation                                   1.3               1.0
      Decrease in finance receivables                                                  10.6             105.0
      Increase (decrease) in payable to third-party financing institutions
         for finance receivables                                                        8.4             (34.2)
      Net change in income taxes receivable                                            54.2               2.7
      Net change in trade receivables, payables, deferred revenue and
         other components of working capital                                          133.8             (40.7)
                                                                               ------------      ------------
          Net cash provided by operating activities                                   332.2             158.1
                                                                               ------------      ------------

Cash flows from investing activities:
 Debtor-in-possession financing provided to Peregrine Systems, Inc.                   (46.0)               --
 Cash paid for technology acquisitions and other investments,
  net of cash acquired                                                                 (3.0)             (6.7)
 Adjustment of cash paid for Remedy acquisition                                          --               7.2
 Return of capital for cost-basis investments                                           0.7               0.1
 Proceeds from sale of technology                                                        --               2.0
 Purchases of marketable securities                                                  (123.0)           (267.2)
 Maturities of/proceeds from sales of marketable securities                           184.9             130.2
 Purchases of property and equipment                                                   (9.0)            (22.9)
 Capitalization of software development costs and related assets                      (33.9)            (31.8)
                                                                               ------------      ------------
          Net cash used in investing activities                                       (29.3)           (189.1)
                                                                               ------------      ------------

Cash flows from financing activities:
 Stock options exercised and other                                                     17.9               9.0
 Treasury stock acquired                                                             (120.6)            (90.0)
                                                                               ------------      ------------
          Net cash used in financing activities                                      (102.7)            (81.0)
                                                                               ------------      ------------
Effect of exchange rate changes on cash                                               (11.6)              3.3
                                                                               ------------      ------------
Net change in cash and cash equivalents                                               188.6            (108.7)
Cash and cash equivalents, beginning of period                                        330.0             500.1
                                                                               ------------      ------------
Cash and cash equivalents, end of period                                       $      518.6      $      391.4
                                                                               ============      ============

BMC Software Exceeds Second Quarter Earnings and Revenue Estimates
Page 9





                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

                                 (UNAUDITED)


                                                                                                 Special           Before
                                                                              As Reported         Items         Special Items
                                                                             ------------      ------------     -------------

                                                                                    (In millions, except per share data)
Revenues:
        License                                                              $      124.7      $         --     $      124.7
        Maintenance                                                                 188.2                --            188.2
        Professional services                                                        20.9                --             20.9
                                                                             ------------      ------------     ------------
              Total revenues                                                        333.8                --            333.8
                                                                             ------------      ------------     ------------

Selling and marketing expenses                                                      140.2             (18.3)(a)        121.9
Research, development and support expenses                                          147.1             (11.6)(a)        135.5
Cost of professional services                                                        20.0              (2.2)(a)         17.8
General and administrative expenses                                                  47.9              (2.3)(a)         45.6
Amortization of acquired technology & intangibles                                    15.3             (15.3)(a)           --
                                                                             ------------      ------------     ------------
              Total operating expenses                                              370.5             (49.7)           320.8
                                                                             ------------      ------------     ------------
              Operating income (loss)                                               (36.7)             49.7             13.0
Other income, net                                                                    17.8                --             17.8
                                                                             ------------      ------------     ------------
              Earnings (loss) before income taxes                                   (18.9)             49.7             30.8
Income tax provision (benefit)                                                       (5.7)             14.3              8.6
                                                                             ------------      ------------     ------------
              Net earnings (loss)                                            $      (13.2)     $       35.4     $       22.2
                                                                             ============      ============     ============

Diluted earnings (loss) per share                                            $      (0.06)     $       0.16     $       0.10
                                                                             ============      ============     ============

Shares used in computing diluted earnings (loss) per share                          227.1             227.1            227.9
                                                                             ============      ============     ============

(a) The net earnings effect of the individual special items is as follows (in millions):
          Exit costs and related charges                                                       $      (22.4)
          Amortization of acquired technology & intangibles                                    $      (13.0)

BMC Software Exceeds Second Quarter Earnings and Revenue Estimates
Page 10



                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003

                                   (UNAUDITED)


                                                                                                 Special           Before
                                                                            As Reported           Items         Special Items
                                                                            -------------     -------------     -------------


                                                                                   (In millions, except per share data)
Revenues:
        License                                                              $      232.3      $         --         $      232.3
        Maintenance                                                                 371.7                --                371.7
        Professional services                                                        39.7                --                 39.7
                                                                             ------------      ------------         ------------
              Total revenues                                                        643.7                --                643.7
                                                                             ------------      ------------         ------------

Selling and marketing expenses                                                      278.1             (18.3)(a)            259.8
Research, development and support expenses                                          274.4             (11.6)(a)            262.8
Cost of professional services                                                        39.0              (2.2)(a)             36.8
General and administrative expenses                                                  85.2              (2.3)(a)             82.9
Amortization of acquired technology & intangibles                                    30.9             (30.9)(a)               --
                                                                             ------------      ------------         ------------
              Total operating expenses                                              707.6             (65.3)               642.3
                                                                             ------------      ------------         ------------
              Operating income (loss)                                               (63.9)             65.3                  1.4
Other income, net                                                                    38.6                --                 38.6
                                                                             ------------      ------------         ------------
              Earnings (loss) before income taxes                                   (25.3)             65.3                 40.0
Income tax provision (benefit)                                                       (6.0)             17.2                 11.2
                                                                             ------------      ------------         ------------
              Net earnings (loss)                                            $      (19.3)     $       48.1         $       28.8
                                                                             ============      ============         ============

Diluted earnings (loss) per share                                            $      (0.08)     $       0.21         $       0.13
                                                                             ============      ============         ============

Shares used in computing diluted earnings (loss) per share                          228.3             228.3                229.3
                                                                             ============      ============         ============

(a) The net earnings effect of the individual special items is as follows (in millions):
          Exit costs and related charges                                                       $      (22.4)
          Amortization of acquired technology & intangibles                                    $      (25.7)